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                                                                    EXHIBIT 99.5

                  METALLURG, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                           YEAR ENDED JANUARY 31, 2000
                                   (UNAUDITED)
                                 (In thousands)

                                                                                     Pro Forma
                                                                  Historical (a)    Adjustments   Pro Forma
                                                                  --------------   ------------   ---------
Total revenue..................................................      $470,422      $ (99,108)(b)  $ 371,314
                                                                     --------      ---------      ---------

Operating costs and expenses:
   Cost of sales...............................................       422,351        (85,951)(c)    336,400
   Selling, general and administrative expenses................        52,463        (16,648)(d)     35,815
   Environmental expense recoveries............................        (5,501)            --         (5,501)
   Restructuring charges, net..................................         6,536         (3,444)(d)      3,092
                                                                     --------      ---------      ---------
   Total operating costs and expenses..........................       475,849       (106,043)       369,806
                                                                     --------      ---------      ---------
   Operating (loss) income.....................................        (5,427)         6,935          1,508

Other expense:
   Other expense, net..........................................          (151)           (25)(d)       (176)
   Interest expense, net.......................................       (10,311)         1,638 (e)     (8,673)
                                                                     --------      ---------      ---------

   Loss before income tax provision, minority interest and
     discontinued operation....................................       (15,889)         8,548         (7,341)
Income tax provision...........................................         3,421           (420)(d)      3,001
                                                                     --------      ---------      ---------

   Loss before minority interest and discontinued operation....       (19,310)         8,968        (10,342)
Minority interest..............................................           135           (135)(d)         --
                                                                     --------      ---------      ---------
   Loss from continuing operations.............................      $(19,175)     $   8,833      $ (10,342)
                                                                     ========      =========      =========
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(a)  Historical figures have been restated to reflect the disposition of GfE's prosthetics company in Morsdorf, Germany, on January 1, 2002.

(b)  Reflects the following:

Total revenue of GfE, MIR, FAG and ABF.............................   $(135,333)
Adjustment of intergroup activity between the above
   companies and the companies retained by Metallurg...............      36,225
                                                                      ---------
                                                                      $ (99,108)
                                                                      =========

(c)  Reflects the following:

Total cost of sales of GfE, MIR, FAG and ABF.......................   $(122,348)
Adjustment of intergroup activity between the above
   companies and the companies retained by Metallurg...............      36,397
                                                                      ---------
                                                                      $ (85,951)
                                                                      =========

(d)  Reflects the activity of GfE, MIR, FAG and ABF.

(e)  Reflects the following:

Reversal of interest expense, net, of GfE, MIR, FAG and ABF........      $1,326
Reversal of Metallurg's interest income on loans to the above
   companies.......................................................        (288)
Metallurg's interest income on its restructured loan to GfE........         600
                                                                         ------
                                                                         $1,638
                                                                         ======